Filed Pursuant to Rule 497(a)

Registration No. 333-223986

Rule 482ad

TPG SPECIALTY LENDING, INC. PRICES $50 MILLION OF UNSECURED CONVERTIBLE NOTES

New York, NY—(BUSINESS WIRE)—June 14, 2018—TPG Specialty Lending, Inc. (NYSE: TSLX) (“TSLX” or the “Company”) announced today that it has agreed to sell to underwriters in a public offering $50 million aggregate principal amount of its 4.50% Convertible Notes due 2022 (the “Notes”). The Notes will have identical terms, be fungible with and be a part of a single series with the outstanding $115 million aggregate principal amount of the Company’s 4.50% Convertible Notes due 2022 issued in February 2017 in a private offering. TSLX has also granted the underwriters an option to purchase up to an additional $7.5 million aggregate principal amount of the Notes to cover over-allotments, if any. The offering will be made pursuant to a registration statement, which has been filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”). The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered and paid for on June 19, 2018.

The Notes are unsecured, and bear interest at a rate of 4.50% per year, payable semiannually. In certain circumstances, the Notes will be convertible into cash, shares of TSLX’s common stock or a combination of cash and shares of TSLX’s common stock, at TSLX’s election. The conversion rate on the Notes when issued in February 2017 was initially 46.8516 shares of common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $21.34 per share of common stock). After giving effect to certain adjustments, as of the date hereof, the conversion rate on the Notes is 47.5093 shares of common stock per $1,000 principal amount of Notes (equivalent to a conversion price of approximately $21.05 per share of common stock). The conversion price is 16% above the $18.08 per share closing price of TSLX’s common stock on June 14, 2018. TSLX will not have the right to redeem the Notes prior to maturity. The Notes will mature on August 1, 2022, unless repurchased or converted in accordance with their terms prior to such date.

TSLX expects to use the net proceeds of the offering to pay down outstanding debt under its revolving credit facility. However, through re-borrowing under the revolving credit facility, the Company intends to make new investments in accordance with its investment objectives and strategies outlined in the preliminary prospectus supplement and the accompanying prospectus described below in greater detail.

In connection with the offering of Notes, TSLX intends to enter into interest rate swaps to better align the interest rates of its liabilities with its investment portfolio, which consists of predominately floating rate loans.

J.P. Morgan and Goldman Sachs & Co. LLC are acting as joint book-running managers for this offering.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The pricing term sheet dated June 14, 2018, the preliminary prospectus supplement dated June 14, 2018 and the accompanying prospectus dated May 21, 2018, each of which have been filed with the SEC, contain this and other information about the Company and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of TSLX and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by calling toll-free at (866) 803 9204; or Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, NY 10282 or by telephone at (866) 471-2526, or by facsimile at 212-902-9316 or by email at prospectusgroupny@ny.email.gs.com.

About TPG Specialty Lending, Inc.

TPG Specialty Lending, Inc. is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by TSL Advisers, LLC, an SEC registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of TPG Sixth Street Partners, the dedicated special situations and credit platform of TPG, with approximately $24 billion of assets under management as of March 31, 2018, and the broader TPG platform, a global private investment firm with approximately $84 billion of assets under management as of March 31, 2018.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or the Company’s future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the SEC. The Company assumes no obligation to update any such forward-looking statements.

Source: TPG Specialty Lending, Inc.

Investors:

Ian Simmonds

212–601-4739

IRTSL@tpg.com

Media:

Luke Barrett, 212-601-4752

lbarrett@tpg.com

or

Abernathy MacGregor

Patrick Clifford

pfc@abmac.com